UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 9, 2021

Dominion Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange
2019 Series A Corporate Units	DCUE	New York Stock Exchange

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective December 9, 2021, Dominion Energy, Inc. (the “Company”) amended its articles of incorporation to create a new series of the Company’s Preferred Stock, which is designated as the 4.35% Series C Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, without par value (the “Series C Preferred Stock”).

A copy of the Company’s articles of incorporation, as amended, is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On December 9, 2021, the Company consummated the issuance and sale of 750,000 shares of Series C Preferred Stock pursuant to an underwriting agreement, dated December 1, 2021 (the “Underwriting Agreement”), with J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the underwriters named in the Underwriting Agreement. The Series C Preferred Stock issued pursuant to the Underwriting Agreement was registered by the Company under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (the “Registration Statement”), which became effective on June 26, 2020 (File No. 333-239467). A copy of the Underwriting Agreement, including exhibits thereto, is filed as Exhibit 1.1 to this Form 8-K.

On December 9, 2021, the Company also contributed 250,000 shares of Series C Preferred Stock (the “Pension Shares”) to the Dominion Energy, Inc. Defined Benefit Master Trust (the “Trust”), which serves as the funding vehicle for the Dominion Energy Pension Plan and certain other company-sponsored defined benefit plans. The Pension Shares were contributed to the Trust in a transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act and in accordance with the terms of the Employer Stock Contribution and Independent Fiduciary Engagement Agreement, dated December 16, 2019 and amended effective November 6, 2021, between the Company, the Dominion Energy Asset Management Committee and Gallagher Fiduciary Advisors, LLC (“Gallagher”), in its capacity as independent fiduciary and investment manager with respect to a separate account in the Trust into which the Pension Shares were deposited (the “Separate Account”).

In connection with the contribution of the Pension Shares, the Company also entered into a registration rights agreement, dated December 1, 2021 (the “Registration Rights Agreement”), with Gallagher, in its capacity as independent fiduciary and investment manager of the Separate Account, pursuant to which the Company agreed to provide customary registration rights with respect to the Pension Shares. A copy of the Registration Rights Agreement is filed as Exhibit 4.2 hereto and is incorporated herein by reference. On December 9, 2021, in accordance with the terms of the Registration Rights Agreement, the Company filed a prospectus supplement to the Registration Statement for the purpose of registering the resale of the Pension Shares (the “Prospectus Supplement”). Exhibits 4.2 and 5.2 are being filed with this Form 8-K for the purpose of incorporating such exhibits by reference into the Registration Statement and the related prospectus contained therein, as supplemented by the Prospectus Supplement.

Item 9.01	Financial Statements and Exhibits.

Exhibits

1.1	Underwriting Agreement, dated December 1, 2021, among the J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the underwriters named therein*

3.1	Articles of Incorporation, as amended, effective December 9, 2021*

4.1	Form of Series C Preferred Stock Certificate (included as Exhibit C to Exhibit 3.1)*

4.2	Registration Rights Agreement, dated December 1, 2021, by and between Dominion Energy, Inc. and Gallagher Fiduciary Advisors, LLC on behalf of the Dominion Energy, Inc. Defined Benefit Master Trust*

5.1	Opinion of McGuireWoods LLP with respect to the Series C Preferred Stock issued pursuant to the Underwriting Agreement*

5.2	Opinion of McGuireWoods LLP with respect to the resale registration of the Pension Shares*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC. Registrant

/s/ James R. Chapman
Name:	James R. Chapman
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: December 9, 2021